UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-09375 and 811-09633

Name of Fund: BlackRock Global Financial Services Fund, Inc. and Global Financial Services Master LLC

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Global Financial Services Fund, Inc. and Global Financial Services Master LLC, 40 East 52nd Street, New York, NY 10022

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 09/30/2010

Date of reporting period: 09/30/2010

Item 1 – Report to Stockholders

September 30, 2010

Annual Report

BlackRock Global Financial Services Fund, Inc.

Not FDIC Insured ▪ No Bank Guarantee ▪ May Lose Value

2	BLACKROCK GLOBAL FINANCIAL SERVICES FUND, INC.	SEPTEMBER 30, 2010

Dear Shareholder

The global economic recovery that began in 2009 has continued on its choppy course this year, delivering mixed economic data and gradual if uneven improvement of investor sentiment. The risks of a double-dip recession continue to recede, but the economy remains mired in a slow-growth environment. The major short-term ambiguities that kept market participants on the fence — the US financial reform bill, political uncertainty, European bank stress test results, and European sovereign funding — have all abated to some degree, allowing market conditions to regain some degree of normalcy and demonstrate growth. In the United States, the National Bureau of Economic Research declared that the “Great Recession” ended in June 2009. Spanning December 2007 to June 2009, this marked the longest reported recession since the Great Depression. Structural problems of ongoing deleveraging and weak spending among businesses and households weigh heavily on the pace of economic growth. The Federal Reserve Board has made it clear that additional policy action will be needed to combat the slow pace of growth, high unemployment, and deflation risks.

The high levels of volatility experienced in global equity markets throughout 2009 continued into 2010 as uncertainty driven by mixed economic data and lingering credit issues caused stocks to trade in both directions, but by the end of the first quarter, most markets had managed to post gains. The second quarter, in contrast, brought higher levels of volatility and a “flight to quality” as investor sentiment was dominated by fears of a double-dip recession. Global equity markets saw negative quarterly returns — and for many markets, the first significant downturn since the bull market began in March 2009. As the end of the 12-month period drew near, economic data turned less negative and strong corporate earnings reports became increasingly consistent. These factors along with the anticipation of further quantitative easing drove equity markets higher in the third quarter, with most markets recapturing their second quarter losses and moving into positive territory year-to-date. International equities turned positive, posting gains on both a six- and 12-month basis. In the US, both large and small cap equities posted robust gains for the 12-month period; however large cap stocks remain negative on a six-month basis while small caps turned positive.

In fixed income markets, yields fluctuated but generally declined over the past 12 months amid heightened uncertainty. Weak economic data, lingering credit problems and, near the end of the period, the expectation of additional quantitative easing drove interest rates lower and bond prices higher. Treasuries rallied over the period, modestly outperforming the credit spread sectors of the market. Corporate credit spreads benefited from the low interest rate environment and high yield fixed income became increasingly attractive due to declining default rates and better-than-expected results on European bank stress tests. Tax-exempt municipal bonds performed well over the 12-month period, driven primarily by technical factors including favorable supply-and-demand dynamics.

Cash investments, as represented by the 3-month Treasury bill, returned only a fraction over 0% for the 12-month period as short-term interest rates remained low. Yields on money market securities remain near all-time lows.

Against this backdrop, the major market averages posted the following returns:

Total Returns as of September 30, 2010	6-month	12-month

US large cap equities (S&P 500 Index)	(1.42)%	10.16%

US small cap equities (Russell 2000 Index)	0.25	13.35

International equities (MSCI Europe, Australasia, Far East Index)	0.20	3.27

3-month Treasury bill (BofA Merrill Lynch 3-Month Treasury Bill Index)	0.07	0.13

US Treasury securities (BofA Merrill Lynch 10-Year US Treasury Index)	13.20	10.23

US investment grade bonds (Barclays Capital US Aggregate Bond Index)	6.05	8.16

Tax-exempt municipal bonds (Barclays Capital Municipal Bond Index)	5.51	5.81

US high yield bonds (Barclays Capital US Corporate High Yield 2% Issuer Capped Index)	6.55	18.24

          Past performance is no guarantee of future results. Index performance shown for illustrative purposes only. You cannot invest directly in an index.

As global economic conditions continue to improve, investors across the world continue to face uncertainty about the future of economic growth. Through periods of uncertainty, as ever, BlackRock’s full resources are dedicated to the management of our clients’ assets. For additional market perspective and investment insight, visit www.blackrock.com/shareholdermagazine, where you’ll find the most recent issue of our award-winning Shareholder® magazine, as well as its quarterly companion newsletter, Shareholder Perspectives. We thank you for entrusting BlackRock with your investments, and we look forward to your continued partnership in the months and years ahead.

Sincerely,

Rob Kapito
President, BlackRock Advisors, LLC

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of September 30, 2010	BlackRock Global Financial Services Fund, Inc.

Portfolio Management Commentary

How did the Fund perform?

•

For the 12-month period ended September 30,2010, BlackRock Global Financial Services, Inc. (the “Fund”), through its investment in Global Financial Services Portfolio (the “Portfolio”), a series of Global Financial Services Master LLC, outperformed the benchmark Morgan Stanley Capital International (“MSCI”) World Financials Index, but underperformed the broad-market MSCI World Index. The following discussion of relative performance pertains to the MSCI World Financials Index.

What factors influenced performance?

•

The Fund’s outperformance relative to the MSCI World Financials Index came primarily from the Portfolio’s strong stock selection among commercial banks and real estate investment trusts (“REITs”), as well as the Portfolio’s underweight position and security selection in the capital markets and diversified financial services industries. On a geographic basis, the Portfolio’s overweight positions in Norway, Thailand and Indonesia and an underweight in Greece proved beneficial. Individual holdings that made notable contributions for the period include DnB NOR ASA, Kasikornbank Pcl, Simon Property Group, Inc. and The Bank of Nova Scotia.

•

Conversely, the Portfolio’s stock selection within insurance and real estate management & development detracted from performance during the period, as did an underweight position in the consumer finance industry. Geographically, the Portfolio’s allocations to Hong Kong, Spain and Sweden had a negative impact. Individual holdings that weighed on performance include AXA SA, Banco Santander SA, Banco Popolare SpA and The Goldman Sachs Group, Inc.

Describe recent portfolio activity.

•

During the 12-month period, the Portfolio increased exposure to REITs, real estate management & development and commercial banks and established a position in the consumer finance industry. These purchases were funded primarily by reducing exposure to capital markets, insurance and diversified financial services. From a regional perspective, the Portfolio increased exposure to Asia ex-Japan (mostly in China and Thailand) and Canada while we reduced exposure to the United States, Europe and Japan.

Describe portfolio positioning at period end.

•

At period end, the Portfolio was overweight relative to the MSCI World Financials Index in commercial banks and information technology services and underweight in insurance, diversified financial services and capital markets. Geographically, the Portfolio held overweight positions in Norway, China and Thailand and held underweight positions in Japan, Spain and Hong Kong.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Derivative Financial Instruments

The Portfolio may invest in various derivative instruments, including foreign currency exchange contracts, as specified in Note 2 of the Portfolio Notes to Financial Statements, which may constitute forms of economic leverage. Such instruments are used to obtain exposure to a market without owning or taking physical custody of securities or to hedge market and/or foreign currency exchange rate risks. Such derivative instruments involve risks, including the imperfect correlation between the value of a derivative instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative instrument.

The Portfolio’s ability to successfully use a derivative instrument depends on the investment advisor’s ability to accurately predict pertinent market movements, which cannot be assured. The use of derivative instruments may result in losses greater than if they had not been used, may require the Portfolio to sell or purchase portfolio securities at inopportune times or for distressed values, may limit the amount of appreciation the Portfolio can realize on an investment or may cause the Portfolio to hold a security that it might otherwise sell. The Portfolio’s investments in these instruments are discussed in detail in the Portfolio Notes to Financial Statements.

4	BLACKROCK GLOBAL FINANCIAL SERVICES FUND, INC.	SEPTEMBER 30, 2010

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charge, transaction costs and other operating expenses, including administration fees, if any. Institutional Shares do not have a sales charge.

[2]	The Fund invests all of its assets in the Portfolio. The Portfolio invests at least 80% of its total assets in equity securities of US and foreign financial services companies.

[3]

The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets and consists of more than 1,500 stocks in 23 countries globally representing approximately 85% of the total market capitalization in those countries.

[4]

The MSCI World Financials Index is a subset of the MSCI World Index that includes companies that are involved in financial sector activities such as banking, consumer finance, investment banking and brokerage, asset management, insurance and investment, and real estate.

Performance Summary for the Period Ended September 30, 2010

		Average Annual Total Returns[5]

		1 Year		5 Years		10 Years

	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge

Institutional	(3.92)%	(3.10)%	N/A	(5.75)%	N/A	3.02%	N/A
Investor A	(4.09)	(3.36)	(8.43)%	(5.99)	(7.00)%	2.77	2.21%
Investor B	(4.34)	(4.08)	(8.40)	(6.78)	(7.04)	2.13	2.13
Investor C	(4.48)	(4.09)	(5.05)	(6.73)	(6.73)	1.96	1.96
Class R	(4.19)	(3.56)	N/A	(6.31)	N/A	2.52	N/A
MSCI World Index	(0.64)	6.76	N/A	1.30	N/A	0.79	N/A
MSCI World Financials Index	(5.25)	(4.64)	N/A	(6.15)	N/A	(1.24)	N/A

[5]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 6 for a detailed description of share classes, including any related sales charges and fees.

N/A — Not applicable as share class or index does not have a sales charge.

Past performance is not indicative of future results.

BLACKROCK GLOBAL FINANCIAL SERVICES FUND, INC.	SEPTEMBER 30, 2010	5

About Fund Performance	BlackRock Global Financial Services Fund, Inc.

•	Institutional Shares are not subject to any sales charge. Institutional Shares bear no ongoing distribution or service fees and are available only to eligible investors.

•	Investor A Shares incur a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee).

•

Investor B Shares are subject to a maximum contingent deferred sales charge of 4.50% declining to 0% after six years. In addition, Investor B Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares automatically convert to Investor A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than eight years reflect this conversion. Investor B Shares are only available through exchanges, dividend reinvestments by existing shareholders or for purchase by certain qualified employee benefit plans.

•

Investor C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase. In addition, Investor C Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year.

•

Class R Shares do not incur a maximum initial sales charge (front-end load) or deferred sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. Class R Shares are available only to certain retirement plans. Prior to January 3, 2003, Class R Share performance results are those of Institutional Shares (which have no distribution or service fees) restated to reflect Class R Share fees.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Fund may charge a 2% redemption fee for sales or exchanges of shares within 30 days of purchase or exchange. Performance data does not reflect this potential fee. Figures shown in the performance table on the previous page assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Disclosure of Expenses

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and (b) operating expenses, including administration fees, service and distribution fees including 12b-1 fees and other Fund expenses. The expense example shown below (which is based on a hypothetical investment of $1,000 invested on April 1, 2010 and held through September 30, 2010) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The table provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The table also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the table are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

	Actual			Hypothetical[2]

	Beginning Account Value April 1, 2010	Ending Account Value September 30, 2010	Expenses Paid During the Period[1]	Beginning Account Value April 1, 2010	Ending Account Value September 30, 2010	Expenses Paid During the Period[1]	Annualized Expense Ratio

Institutional	$1,000.00	$960.80	$7.27	$1,000.00	$1,017.68	$7.49	1.48%
Investor A	$1,000.00	$959.10	$8.55	$1,000.00	$1,016.38	$8.80	1.74%
Investor B	$1,000.00	$956.60	$12.70	$1,000.00	$1,012.11	$13.06	2.59%
Investor C	$1,000.00	$955.20	$12.35	$1,000.00	$1,012.47	$12.71	2.52%
Class R	$1,000.00	$958.10	$10.60	$1,000.00	$1,014.27	$10.91	2.16%

[1]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown). Because the Fund is a feeder fund, the expense table example reflects the expenses of both the feeder and the master portfolio in which it invests.

[2]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

6	BLACKROCK GLOBAL FINANCIAL SERVICES FUND, INC.	SEPTEMBER 30, 2010

Statement of Assets and Liabilities	BlackRock Global Financial Services Fund, Inc.

September 30, 2010

Assets

Investments at value — BlackRock Global Financial Services Portfolio (the “Portfolio”) (cost — $71,570,330)	$78,329,127
Capital shares sold receivable	324,883
Withdrawals receivable from the Portfolio	220,182
Prepaid expenses	44,930

Total assets	78,919,122

Liabilities

Capital shares redeemed payable	545,065
Service and distribution fees payable	34,380
Administration fees payable	22,614
Other affiliates payable	1,305
Officer’s fees payable	9
Other accrued expenses payable	73,140

Total liabilities	676,513

Net Assets	$78,242,609

Net Assets Consist of

Paid-in capital	$142,926,370
Undistributed net investment income	132,957
Accumulated net realized loss allocated from the Portfolio	(71,575,515)
Net unrealized appreciation/depreciation allocated from the Portfolio	6,758,797

Net Assets	$78,242,609

Net Asset Value

Institutional — Based on net assets of $7,398,155 and 1,004,892 shares outstanding, 100 million shares authorized, $0.10 par value	$7.36

Investor A — Based on net assets of $33,292,432 and 4,577,438 shares outstanding, 100 million shares authorized, $0.10 par value	$7.27

Investor B — Based on net assets of $3,426,310 and 470,962 shares outstanding, 100 million shares authorized, $0.10 par value	$7.28

Investor C — Based on net assets of $25,743,574 and 3,659,482 shares outstanding, 100 million shares authorized, $0.10 par value	$7.03

Class R — Based on net assets of $8,382,138 and 1,184,733 shares outstanding, 100 million shares authorized, $0.10 par value	$7.08

See Notes to Financial Statements.

BLACKROCK GLOBAL FINANCIAL SERVICES FUND, INC.	SEPTEMBER 30, 2010	7

Statement of Operations	BlackRock Global Financial Services Fund, Inc.

Year Ended September 30, 2010

Investment Income

Net investment income allocated from the Portfolio:
Dividends	$2,208,504
Foreign taxes withheld	(151,067)
Dividends — affiliated	964
Securities lending — affiliated	758
Interest	640
Expenses	(547,904)

Total income	1,511,895

Expenses

Administration	302,651
Service — Investor A	92,515
Service and distribution — Investor B	38,744
Service and distribution — Investor C	284,936
Service and distribution — Class R	44,747
Transfer agent — Institutional	18,586
Transfer agent — Investor A	88,272
Transfer agent — Investor B	15,003
Transfer agent — Investor C	76,961
Transfer agent — Class R	32,300
Printing	77,020
Registration	70,083
Professional	49,367
Officer	43
Miscellaneous	18,791

Total expenses	1,210,019

Net investment income	301,876

Realized and Unrealized Gain (Loss) Allocated from the Portfolio

Net realized loss from investments and foreign currency transactions	(4,491,055)
Net change in unrealized appreciation/depreciation on investments and foreign currency transactions	315,864

Total realized and unrealized loss	(4,175,191)

Net Decrease in Net Assets Resulting from Operations	$(3,873,315)

See Notes to Financial Statements.

8	BLACKROCK GLOBAL FINANCIAL SERVICES FUND, INC.	SEPTEMBER 30, 2010

Statements of Changes in Net Assets	BlackRock Global Financial Services Fund, Inc.

	Year Ended September 30,

Increase (Decrease) in Net Assets:	2010	2009

Operations

Net investment income	$301,876	$373,137
Net realized loss	(4,491,055)	(40,640,471)
Net change in unrealized appreciation/depreciation	315,864	23,951,154

Net decrease in net assets resulting from operations	(3,873,315)	(16,316,180)

Dividends to Shareholders From

Net investment income:
Institutional	(60,746)	(223,875)
Investor A	(196,393)	(945,975)
Investor B	—	(9,499)
Investor C	—	(497,104)
Class R	(36,414)	(123,569)

Decrease in net assets resulting from dividends to shareholders	(293,553)	(1,800,022)

Capital Share Transactions

Net decrease in net assets derived from capital share transactions	(14,923,650)	(12,225,016)

Redemption fee

Redemption Fee	7,951	12,541

Net Assets

Total decrease in net assets	(19,082,567)	(30,328,677)
Beginning of year	97,325,176	127,653,853

End of year	$78,242,609	$97,325,176

Undistributed net investment income	$132,957	$194,211

See Notes to Financial Statements.

BLACKROCK GLOBAL FINANCIAL SERVICES FUND, INC.	SEPTEMBER 30, 2010	9

Financial Highlights	BlackRock Global Financial Services Fund, Inc.

	Institutional					Investor A

	Year Ended September 30,					Year Ended September 30,

	2010	2009	2008	2007	2006	2010	2009	2008	2007	2006

Per Share Operating Performance

Net asset value, beginning of year	$7.65	$8.50	$16.75	$15.93	$15.53	$7.56	$8.41	$16.63	$15.82	$15.45

Net investment income[1]	0.07	0.06	0.22	0.19	0.50	0.05	0.05	0.20	0.15	0.44
Net realized and unrealized gain (loss)[2]	(0.31)	(0.74)	(5.22)	1.59	1.89	(0.30)	(0.74)	(5.18)	1.58	1.90

Net increase (decrease) from investment operations	(0.24)	(0.68)	(5.00)	1.78	2.39	(0.25)	(0.69)	(4.98)	1.73	2.34

Dividends and distributions from:
Net investment income	(0.05)	(0.17)	(0.12)	(0.46)	(0.38)	(0.04)	(0.16)	(0.11)	(0.42)	(0.36)
Net realized gain	—	—	(3.13)	(0.50)	(1.61)	—	—	(3.13)	(0.50)	(1.61)

Total dividends and distributions	(0.05)	(0.17)	(3.25)	(0.96)	(1.99)	(0.04)	(0.16)	(3.24)	(0.92)	(1.97)

Net asset value, end of year	$7.36	$7.65	$8.50	$16.75	$15.93	$7.27	$7.56	$8.41	$16.63	$15.82

Total Investment Return[3]

Based on net asset value	(3.10)%	(7.20)%	(35.58)%	11.20%	15.48%	(3.36)%	(7.49)%	(35.72)%	10.93%	15.17%

Ratios to Average Net Assets[4]

Total expenses	1.46%	1.57%	1.35%	1.42%	1.27%	1.72%	1.87%	1.57%	1.67%	1.54%

Net investment income	0.94%	1.09%	1.89%	1.18%	3.05%	0.67%	0.80%	1.80%	0.94%	2.66%

Supplemental Data

Net assets, end of year (000)	$7,398	$8,912	$11,361	$16,249	$17,843	$33,292	$41,428	$54,661	$26,777	$24,078

Portfolio turnover of the Portfolio	57%	75%	31%	55%	79%	57%	75%	31%	55%	79%

[1]	Based on average shares outstanding.

[2]	Includes a redemption fee, which is less than $0.01 per share.

[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[4]	Includes the Fund’s share of the Portfolio’s allocated expenses and/or net investment income.

See Notes to Financial Statements.

10	BLACKROCK GLOBAL FINANCIAL SERVICES FUND, INC.	SEPTEMBER 30, 2010

Financial Highlights (continued)	BlackRock Global Financial Services Fund, Inc.

	Investor B					Investor C

	Year Ended September 30,					Year Ended September 30,

	2010	2009	2008	2007	2006	2010	2009	2008	2007	2006

Per Share Operating Performance

Net asset value, beginning of year	$7.59	$8.31	$16.32	$15.52	$15.18	$7.33	$8.14	$16.20	$15.44	$15.10

Net investment income (loss)[1]	(0.02)	(0.01)	0.06	0.03	0.33	(0.01)	(0.00)[2]	0.12	0.02	0.30
Net realized and unrealized gain (loss)[3]	(0.29)	(0.70)	(5.08)	1.55	1.84	(0.29)	(0.72)	(5.04)	1.53	1.87

Net increase (decrease) from investment operations	(0.31)	(0.71)	(5.02)	1.58	2.17	(0.30)	(0.72)	(4.92)	1.55	2.17

Dividends and distributions from:
Net investment income	—	(0.01)	—	(0.28)	(0.22)	—	(0.09)	(0.01)	(0.29)	(0.22)
Net realized gain	—	—	(2.99)	(0.50)	(1.61)	—	—	(3.13)	(0.50)	(1.61)

Total dividends and distributions	—	(0.01)	(2.99)	(0.78)	(1.83)	—	(0.09)	(3.14)	(0.79)	(1.83)

Net asset value, end of year	$7.28	$7.59	$8.31	$16.32	$15.52	$7.03	$7.33	$8.14	$16.20	$15.44

Total Investment Return[4]

Based on net asset value	(4.08)%	(8.48)%	(36.26)%	10.13%	14.23%	(4.09)%	(8.35)%	(36.17)%	10.04%	14.35%

Ratios to Average Net Assets[5]

Total expenses	2.62%	2.86%	2.41%	2.42%	2.30%	2.50%	2.68%	2.32%	2.47%	2.31%

Net investment income (loss)	(0.26)%	(0.17)%	0.49%	0.18%	2.08%	(0.14)%	(0.01)%	1.17%	0.13%	1.91%

Supplemental Data

Net assets, end of year (000)	$3,426	$4,599	$7,758	$22,592	$27,397	$25,744	$32,892	$46,175	$20,535	$21,915

Portfolio turnover of the Portfolio	57%	75%	31%	55%	79%	57%	75%	31%	55%	79%

[1]	Based on average shares outstanding.

[2]	Amount is less than $(0.01) per share.

[3]	Includes a redemption fee, which is less than $0.01 per share.

[4]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[5]	Includes the Fund’s share of the Portfolio’s allocated expenses and/or net investment income.

See Notes to Financial Statements.

BLACKROCK GLOBAL FINANCIAL SERVICES FUND, INC.	SEPTEMBER 30, 2010	11

Financial Highlights (concluded)	BlackRock Global Financial Services Fund, Inc.

	Class R

	Year Ended September 30,

	2010	2009	2008	2007	2006

Per Share Operating Performance

Net asset value, beginning of year	$7.37	$8.18	$16.28	$15.54	$15.21

Net investment income[1]	0.02	0.03	0.12	0.10	0.36
Net realized and unrealized gain (loss)[2]	(0.28)	(0.72)	(5.04)	1.54	1.90

Net increase (decrease) from investment operations	(0.26)	(0.69)	(4.92)	1.64	2.26

Dividends and distributions from:
Net investment income	(0.03)	(0.12)	(0.05)	(0.40)	(0.32)
Net realized gain	—	—	(3.13)	(0.50)	(1.61)

Total dividends and distributions	(0.03)	(0.12)	(3.18)	(0.90)	(1.93)

Net asset value, end of year	$7.08	$7.37	$8.18	$16.28	$15.54

Total Investment Return[3]

Based on net asset value	(3.56)%	(7.88)%	(36.03)%	10.53%	14.90%

Ratios to Average Net Assets[4]

Total expenses	2.09%	2.22%	2.03%	2.02%	1.80%

Net investment income	0.31%	0.44%	1.09%	0.61%	2.22%

Supplemental Data

Net assets, end of year (000)	$8,382	$9,493	$7,699	$8,996	$5,314

Portfolio turnover of the Portfolio	57%	75%	31%	55%	79%

[1]	Based on average shares outstanding.

[2]	Includes a redemption fee, which is less than $0.01 per share.

[3]	Where applicable, total investment returns include the reinvestment of dividends and distributions.

[4]	Includes the Fund’s share of the Portfolio’s allocated expenses and/or net investment income.

See Notes to Financial Statements.

12	BLACKROCK GLOBAL FINANCIAL SERVICES FUND, INC.	SEPTEMBER 30, 2010

Notes to Financial Statements	BlackRock Global Financial Services Fund, Inc.

1. Organization and Significant Accounting Policies:

BlackRock Global Financial Services Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. The Fund is organized as a Maryland corporation. The Fund seeks to achieve its investment objective by investing all of its assets in Global Financial Services Portfolio (the “Portfolio”) of Global Financial Services Master LLC, which has the same investment objective and strategies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio. The percentage of the Portfolio owned by the Fund at September 30, 2010 was 100%. The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements. The Fund’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The Fund offers multiple classes of shares. Institutional Shares are sold without a sales charge and only to certain eligible investors. Investor A Shares are generally sold with a front-end sales charge. Investor B and Investor C Shares may be subject to a contingent deferred sales charge. Class R Shares are sold without a sales charge and only to certain retirement and other similar plans. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Investor A, Investor B, Investor C and Class R Shares bear certain expenses related to the shareholder servicing of such shares, and Investor B, Investor C and Class R Shares also bear certain expenses related to the distribution of such shares. Investor B Shares automatically convert to Investor A Shares after approximately eight years. Investor B Shares are only available through exchanges, dividend reinvestment by existing shareholders or for purchase by certain qualified employee benefit plans. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor B shareholders may vote on material changes to the Investor A distribution plan).

The following is a summary of significant accounting policies followed by the Fund:

Valuation: The Fund fair values its financial instruments at market value. The Fund records its investment in the Portfolio at fair value based on the Fund’s proportionate interest in the net assets of the Portfolio. Valuation of securities held by the Portfolio, including categorization of fair value measurements, is discussed in Note 1 of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions in the Portfolio are accounted for on a trade date basis. The Fund records daily its proportionate share of the Portfolio’s income, expenses and realized and unrealized gains and losses. In addition, the Fund accrues its own expenses. Income and realized and unrealized gains and losses on investments are allocated daily to each class based on its relative net assets.

Dividends and Distributions: Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. The amount and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Income Taxes: It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s US federal tax returns remains open for each of the four years ended September 30, 2010. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. There are no uncertain tax positions that require recognition of a tax liability.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Other expenses of the Fund are allocated daily to each class based on relative net assets. The Fund has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which if applicable are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

2. Administration Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”), Bank of America Corporation (“BAC”) and Barclays Bank PLC (“Barclays”) are the largest stockholders of BlackRock, Inc. (“BlackRock”). Due to the ownership structure, PNC is an affiliate of the Fund for 1940 Act purposes, but BAC and Barclays are not.

BLACKROCK GLOBAL FINANCIAL SERVICES FUND, INC.	SEPTEMBER 30, 2010	13

Notes to Financial Statements (continued)	BlackRock Global Financial Services Fund, Inc.

The Fund entered into an Administration Agreement with BlackRock Advisors, LLC (the “Administrator”), an indirect, wholly owned subsidiary of BlackRock, to provide administrative services (other than investment advice and related portfolio activities). For such services, the Fund pays the Administrator a monthly fee at an annual rate of 0.35% of the average daily value of the Fund’s net assets. The Fund does not pay an investment advisory fee or investment management fee.

The Fund entered into a Distribution Agreement and Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of BlackRock. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares of the Fund as follows:

	Service Fee	Distribution Fee

Investor A	0.25%	—
Investor B	0.25%	0.75%
Investor C	0.25%	0.75%
Class R	0.25%	0.25%

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to Investor A, Investor B, Investor C and Class R shareholders.

For the year ended September 30, 2010, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Fund’s Investor A Shares, which totaled $4,019.

For the year ended September 30, 2010, affiliates received the following contingent deferred sales charges relating to transactions in Investor B and Investor C Shares.

Investor B	$10,770
Investor C	$6,244

Furthermore, affiliates received contingent deferred sale charges relating to transactions subject to front-end sales charge waivers as follows:

Investor A	$807

BNY Mellon Investment Servicing (US) Inc. (formerly PNC Global Investment Servicing (US) (“PNCGIS”)) serves as transfer agent and dividend disbursing agent. On July 1, 2010, The Bank of New York Mellon Corporation purchased PNCGIS, which prior to this date was an indirect, wholly owned subsidiary of PNC and an affiliate of the Manager. Transfer agency fees borne by the Fund are comprised of those fees charged for all shareholder communications including mailing of shareholder reports, dividend and distribution notices, and proxy materials for shareholder meetings, as well as per account and per transaction fees related to servicing and maintenance of shareholder accounts, including the issuing, redeeming and transferring of shares, check writing, anti-money laundering services, and customer identification services. Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive a fee that could vary depending on, among other things, shareholder accounts, share class and net assets. For the year ended September 30, 2010, the Fund paid $36,776 to affiliates in return for these services, which is included in transfer agent in the Statement of Operations.

The Administrator maintains a call center, which is responsible for providing certain shareholder services to the Fund, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. For the year ended September 30, 2010, the Fund reimbursed the Administrator the following amounts for costs incurred in running the call center, which are included in transfer agent class specific in the Statement of Operations.

Institutional	$207
Investor A	$2,494
Investor B	$430
Investor C	$1,855
Class R	$157

Certain officers and/or directors of the Fund are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Administrator for compensation paid to the Fund’s Chief Compliance Officer.

14	BLACKROCK GLOBAL FINANCIAL SERVICES FUND, INC.	SEPTEMBER 30, 2010

Notes to Financial Statements (continued)	BlackRock Global Financial Services Fund, Inc.

3. Income Tax Information:

Reclassifications: US GAAP require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent differences as of September 30, 2010 attributable to foreign currency transactions and the sale of stock of passive foreign investment companies were reclassified to the following accounts:

Undistributed net investment income	$(69,577)
Accumulated net realized loss	$69,577

The tax character of distributions paid during the fiscal years ended September 30, 2009 and 2010 was as follows:

Ordinary income
9/30/2010	$293,553
9/30/2009	$1,800,022

Total distributions
9/30/2010	$293,553

9/30/2009	$1,800,022

As of September 30, 2010, the tax components of accumulated net losses were as follows:

Undistributed ordinary income	$260,819
Capital loss carryforwards	(61,600,459)
Net unrealized losses*	(3,344,121)

Total	$(64,683,761)

*

The differences between book-basis and tax-basis net unrealized losses were attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies, the realization for tax purposes of unrealized losses on certain foreign currency contracts and the deferral of post-October capital losses for tax purposes.

As of September 30, 2010, the Fund had a capital loss carryforward available to offset future realized capital gains through the indicated expiration dates:

Expires September 30,

2016	$114,096
2017	25,212,092
2018	36,274,271

Total	$61,600,459

4. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Year Ended September 30, 2010		Year Ended September 30, 2009

	Shares	Amount	Shares	Amount

Institutional

Shares sold	413,831	$3,044,638	546,654	$3,453,328
Shares issued to shareholders in reinvestment of dividends and distributions	7,523	55,904	37,381	200,703

Total issued	421,354	3,100,542	584,035	3,654,031
Shares redeemed	(581,739)	(4,205,510)	(754,724)	(4,377,604)

Net decrease	(160,385)	$(1,104,968)	(170,689)	$(723,573)

Investor A

Shares sold and automatic conversion of shares	1,558,632	$11,438,273	2,659,723	$15,264,627
Shares issued to shareholders in reinvestment of dividends and distributions	24,257	178,295	158,532	843,295

Total issued	1,582,889	11,616,568	2,818,255	16,107,922
Shares redeemed	(2,486,817)	(17,974,442)	(3,834,043)	(21,602,515)

Net decrease	(903,928)	$(6,357,874)	(1,015,788)	$(5,494,593)

BLACKROCK GLOBAL FINANCIAL SERVICES FUND, INC.	SEPTEMBER 30, 2010	15

Notes to Financial Statements (concluded)	BlackRock Global Financial Services Fund, Inc.

	Year Ended September 30, 2010		Year Ended September 30, 2009

	Shares	Amount	Shares	Amount

Investor B

Shares sold	43,564	$326,694	140,963	$817,340
Shares issued to shareholders in reinvestment of dividends and distributions	—	—	1,511	8,146

Total issued	43,564	326,694	142,474	825,486
Shares redeemed and automatic conversion of shares	(178,543)	(1,311,359)	(470,052)	(2,661,661)

Net decrease	(134,979)	$(984,665)	(327,578)	$(1,836,175)

Investor C

Shares sold	514,655	$3,642,141	959,251	$5,330,089
Shares issued to shareholders in reinvestment of dividends and distributions	—	—	90,444	470,163

Total issued	514,655	3,642,141	1,049,695	5,800,252
Shares redeemed	(1,341,887)	(9,421,992)	(2,237,867)	(11,773,790)

Net decrease	(827,232)	$(5,779,851)	(1,188,172)	$(5,973,538)

Class R

Shares sold	671,687	$4,772,169	968,899	$5,307,269
Shares issued to shareholders in reinvestment of dividends and distributions	5,078	36,414	23,718	123,569

Total issued	676,765	4,808,583	992,617	5,430,838
Shares redeemed	(779,614)	(5,504,875)	(645,708)	(3,627,975)

Net increase (decrease)	(102,849)	$(696,292)	346,909	$1,802,863

There is a 2% redemption fee on shares redeemed or exchanged that have been held for 30 days or less. The redemption fees are collected and retained by the Fund for the benefit of the remaining shareholders. The redemption fees are recorded as a credit to paid-in capital.

5. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

16	BLACKROCK GLOBAL FINANCIAL SERVICES FUND, INC.	SEPTEMBER 30, 2010

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
BlackRock Global Financial Services Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of BlackRock Global Financial Services Fund, Inc. (the “Fund”) as of September 30, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Global Financial Services Fund, Inc. as of September 30, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
November 24, 2010

Important Tax Information (Unaudited)

The following information is provided with respect to the ordinary income distributions paid by BlackRock Global Financial Services Fund, Inc. during the fiscal year ended September 30, 2010.

	Payable Date

Qualified Dividend Income for Individuals	12/15/09	100.00	%†

Dividends Qualifying for the Dividend Received Deduction for Corporations	12/15/09	89.26	%†

Foreign Source Income	12/15/09	100.00	%†

Foreign Taxes Paid Per Share	12/15/09	$0.012618

†	Expressed as a percentage of the cash distribution grossed-up for foreign taxes.

The foreign taxes paid represent taxes incurred by the Fund on income received by the Fund from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments. You should consult your tax advisor regarding the appropriate treatment of foreign taxes paid.

BLACKROCK GLOBAL FINANCIAL SERVICES FUND, INC.	SEPTEMBER 30, 2010	17

Portfolio Information	Global Financial Services Portfolio

As of September 30, 2010

Ten Largest Holdings	Percent of Long-Term Investments

DnB NOR ASA	5%
HSBC Holdings Plc	4
Wells Fargo & Co.	4
JPMorgan Chase & Co.	4
The Bank of Nova Scotia	4
Simon Property Group, Inc.	3
Citigroup, Inc.	3
Royal Bank of Canada	2
BNP Paribas SA	2
AXA SA	2

Geographic Allocation	Percent of Long-Term Investments

United States	34%
United Kingdom	13
Canada	8
Australia	7
France	6
Norway	5
Switzerland	5
Germany	5
Japan	4
Italy	3
Thailand	2
Hong Kong	2
Indonesia	2
China	2
Other[1]	2

[1]	Other includes a 1% holding in each of the following countries: Egypt and Ireland.

18	BLACKROCK GLOBAL FINANCIAL SERVICES FUND, INC.	SEPTEMBER 30, 2010

Schedule of Investments September 30, 2010	Global Financial Services Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Australia — 7.0%
Australia & New Zealand Banking Group Ltd.	48,900	$1,119,880
Commonwealth Bank of Australia Ltd.	31,400	1,554,085
National Australia Bank Ltd.	41,000	1,004,628
QBE Insurance Group Ltd.	21,900	365,742
Westpac Banking Corp.	63,000	1,417,366

		5,461,701

Bermuda — 0.5%
Lazard Ltd., Class A	11,200	392,896

Canada — 8.3%
The Bank of Nova Scotia	55,600	2,967,783
ING Canada, Inc.	11,200	496,484
Royal Bank of Canada	35,800	1,864,634
The Toronto-Dominion Bank	16,000	1,157,741

		6,486,642

China — 1.8%
Industrial and Commercial Bank of China Ltd.	1,943,500	1,441,059

Egypt — 1.2%
Commercial International Bank	126,900	946,021

France — 6.2%
AXA SA	96,250	1,687,399
BNP Paribas SA	24,900	1,777,148
Unibail — Rodamco	6,400	1,421,050

		4,885,597

Germany — 4.6%
Allianz AG, Registered Shares	12,800	1,446,111
Deutsche Euroshop AG	16,883	598,295
Muenchener Rueckversicherungs AG, Registered Shares	11,000	1,523,303

		3,567,709

Hong Kong — 1.9%
China Overseas Land & Investment Ltd.	718,700	1,515,703

Indonesia — 1.9%
Bank Rakyat Indonesia Tbk PT	1,294,100	1,448,996

Ireland — 1.0%
The Governor & Co. of the Bank of Ireland — ADR (a)	79,800	271,320
XL Group Plc	24,900	539,334

		810,654

Italy — 2.6%
Assicurazioni Generali SpA	34,100	688,452
Banco Popolare SpA	96,400	579,128
Intesa Sanpaolo SpA	75,300	245,290
Unicredit SpA	214,100	548,292

		2,061,162

Common Stocks	Shares	Value

Japan — 3.7%
Mitsubishi Estate Co., Ltd.	77,350	$1,259,152
Mitsubishi UFJ Financial Group, Inc.	207,500	963,401
Sumitomo Mitsui Financial Group, Inc.	23,400	681,920

		2,904,473

Norway — 4.8%
DnB NOR ASA	274,966	3,753,444

Singapore — 0.2%
Wing Tai Holdings Ltd.	123,000	161,883

Switzerland — 4.6%
Banque Cantonale Vaudoise	200	102,378
Credit Suisse Group AG	18,800	800,941
Swiss Reinsurance Co., Registered Shares	11,400	500,071
UBS AG	69,200	1,178,181
Zurich Financial Services AG	4,300	1,008,049

		3,589,620

Thailand — 2.4%
Kasikornbank Pcl	272,400	1,110,864
Siam Commercial Bank Pcl	214,300	730,809

		1,841,673

United Kingdom — 12.5%
Amlin Plc	123,900	782,768
Barclays Plc	293,100	1,377,651
HSBC Holdings Plc	330,974	3,348,110
Land Securities Group Plc	69,500	699,339
Lloyds TSB Group Plc (a)	887,078	1,029,147
Royal & Sun Alliance Insurance Group	687,200	1,412,036
Standard Chartered Plc	39,794	1,142,661

		9,791,712

United States — 34.1%
Affiliated Managers Group, Inc. (a)	15,100	1,177,951
Aflac, Inc.	16,100	832,531
American Express Co.	22,000	924,660
Arch Capital Group Ltd. (a)	6,800	569,840
Bank of America Corp.	124,768	1,635,709
Citigroup, Inc. (a)	527,300	2,056,470
Cullen/Frost Bankers, Inc.	11,800	635,666
Fifth Third Bancorp	16,900	203,307
Franklin Resources, Inc.	8,300	887,270
The Goldman Sachs Group, Inc.	11,300	1,633,754
Greenhill & Co., Inc.	5,100	404,532
JPMorgan Chase & Co.	78,775	2,998,964
The Macerich Co.	11,671	501,269
MetLife, Inc.	8,800	338,360
Morgan Stanley	28,000	691,040
PartnerRe Ltd.	11,900	954,142

Portfolio Abbreviations

To simplify the listings of portfolio holdings in the Schedule of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list:

ADR	American Depositary Receipts
CAD	Canadian Dollar
USD	US Dollar

See Notes to Financial Statements.

BLACKROCK GLOBAL FINANCIAL SERVICES FUND, INC.	SEPTEMBER 30, 2010	19

Schedule of Investments (continued)	Global Financial Services Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

United States (concluded)
Public Storage	11,500	$1,115,960
Simon Property Group, Inc.	22,666	2,102,045
T. Rowe Price Group, Inc.	11,400	570,741
U.S. Bancorp	73,500	1,589,070
Visa, Inc., Class A	21,000	1,559,460
Wells Fargo & Co.	123,600	3,106,068
Zions Bancorporation	9,500	202,920

		26,691,729

Total Common Stocks — 99.3%		77,752,674

Warrants (b)

Bank of America Corp. (Expires 1/16/19)	60,827	394,767

Total Warrants — 0.5%		394,767

Total Long-Term Investments (Cost — $71,390,261) — 99.8%		78,147,441

Short-Term Securities

Money Market Fund — 0.4%
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.23% (c)(d)	350,905	350,905

	Par (000)

Time Deposits — 0.0%
Brown Brothers Harriman & Co., 0.13%, 10/01/2010	CAD	3	2,557

Total Time Deposits — 0.0%			2,557

Total Short-Term Securities (Cost — $353,462) — 0.4%			353,462

Total Investments (Cost — $71,743,723*) — 100.2%			78,500,903
Liabilities in Excess of Other Assets — (0.2)%			(171,776)

Net Assets — 100.0%			$78,329,127

*	The cost and unrealized appreciation (depreciation) of investments as of September 30, 2010, as computed for federal income tax purposes, were as follows:

Aggregate cost	$75,358,031

Gross unrealized appreciation	$11,262,536
Gross unrealized depreciation	(8,119,664)

Net unrealized appreciation	$3,142,872

(a)	Non-income producing security.

(b)

Warrants entitle the Portfolio to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.

(c)	Investments in companies considered to be an affiliate of the Portfolio during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at September 30, 2009	Net Activity	Shares/ Beneficial Interest Held at September 30, 2010	Income

BlackRock Liquidity Funds, TempFund, Institutional Class	1,546,316	(1,195,411)	350,905	$964
BlackRock Liquidity Series, LLC Money Market Series	2,130,000	(2,130,000)	—	$758

(d)	Represents the current yield as of report date.

•	Foreign currency exchange contracts as of September 30, 2010 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Depreciation

USD	2,546	CAD	2,630	Brown Brothers Harriman & Co.	10/04/10	$(10)

•	Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivatives, which are as follows:

	•	Level 1 — price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Portfolio’s own assumptions used in determining the fair value of investments and derivatives)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Portfolio’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

See Notes to Financial Statements.

20	BLACKROCK GLOBAL FINANCIAL SERVICES FUND, INC.	SEPTEMBER 30, 2010

Schedule of Investments (concluded)	Global Financial Services Portfolio

The following tables summarize the inputs used as of September 30, 2010 in determining the fair valuation of the Portfolio’s investments and derivatives:

Valuation Inputs	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities:
Long-Term Investments:
Common Stocks:
Australia	—	$5,461,701	—	$5,461,701
Bermuda	$392,896	—	—	392,896
Canada	6,486,642	—	—	6,486,642
China	—	1,441,059	—	1,441,059
Egypt	—	946,021	—	946,021
France	—	4,885,597	—	4,885,597
Germany	598,295	2,969,414	—	3,567,709
Hong Kong	—	1,515,703	—	1,515,703
Indonesia	—	1,448,996	—	1,448,996
Ireland	810,654	—	—	810,654
Italy	—	2,061,162	—	2,061,162
Japan	—	2,904,473	—	2,904,473
Norway	—	3,753,444	—	3,753,444
Singapore	—	161,883	—	161,883
Switzerland	—	3,589,620	—	3,589,620
Thailand	730,809	1,110,864	—	1,841,673
United Kingdom	—	9,791,712	—	9,791,712
United States	26,691,729	—	—	26,691,729
Warrants	394,767	—	—	394,767
Short-Term Securities:
Money Market Fund	350,905	—	—	350,905
Time Deposits	—	2,557	—	2,557

Total	$36,456,697	$42,044,206	—	$78,500,903

	Derivative Financial Instruments[1]

Valuation Inputs	Level 1	Level 2	Level 3	Total

Liabilities:	—	$(10)	—	$(10)

[1]	Derivative financial instruments are foreign currency exchange contracts. Foreign currency exchange contracts are valued at the unrealized appreciation/depreciation on the instrument.

See Notes to Financial Statements.

BLACKROCK GLOBAL FINANCIAL SERVICES FUND, INC.	SEPTEMBER 30, 2010	21

Statement of Assets and Liabilities	Global Financial Services Portfolio

September 30, 2010

Assets

Investments at value — unaffiliated (cost — $71,392,818)	$78,149,998
Investments at value — affiliated (cost — $350,905)	350,905
Dividends receivable	358,491
Foreign currency at value (cost — $115)	117
Prepaid expenses	1,211

Total assets	78,860,722

Liabilities

Unrealized depreciation on foreign currency exchange contracts	10
Investments purchased payable	241,079
Withdrawals payable to investor	220,182
Investment advisory fees payable	25,848
Other affiliates payable	381
Directors’ fees payable	64
Other accrued expenses payable	44,007
Other liabilities	24

Total liabilities	531,595

Net Assets	$78,329,127

Net Assets Consist of

Investor’s capital	$71,570,330
Net unrealized appreciation/depreciation	6,758,797

Net Assets	$78,329,127

See Notes to Financial Statements.

22	BLACKROCK GLOBAL FINANCIAL SERVICES FUND, INC.	SEPTEMBER 30, 2010

Statement of Operations	Global Financial Services Portfolio

Year Ended September 30, 2010

Investment Income

Dividends	$2,208,504
Foreign taxes withheld	(151,067)
Dividends — affiliated	964
Securities lending — affiliated	758
Interest	640

Total income	2,059,799

Expenses

Investment advisory	346,170
Professional	72,728
Accounting services	65,730
Custodian	36,587
Directors	7,586
Printing	4,889
Miscellaneous	14,653

Total expenses	548,343
Less fees waived by advisor	(439)

Total expenses after fees waived	547,904

Net investment income	1,511,895

Realized and Unrealized Gain (Loss)

Net realized gain (loss) from:
Investments	(4,420,830)
Foreign currency transactions	(70,225)

(4,491,055)

Net change in unrealized appreciation/depreciation on:
Investments	313,947
Foreign currency transactions	1,917

315,864

Total realized and unrealized loss	(4,175,191)

Net Decrease in Net Assets Resulting from Operations	$(2,663,296)

See Notes to Financial Statements.

BLACKROCK GLOBAL FINANCIAL SERVICES FUND, INC.	SEPTEMBER 30, 2010	23

Statements of Changes in Net Assets	Global Financial Services Portfolio

	Year Ended September 30,

Increase (Decrease) in Net Assets:	2010	2009

Operations

Net investment income	$1,511,895	$1,573,741
Net realized loss	(4,491,055)	(40,640,471)
Net change in unrealized appreciation/depreciation	315,864	23,951,154

Net decrease in net assets resulting from operations	(2,663,296)	(15,115,576)

Capital Transactions

Proceeds from contributions	23,223,915	30,185,194
Value of withdrawals	(39,646,877)	(45,440,459)

Net decrease in net assets derived from capital transactions	(16,422,962)	(15,255,265)

Net Assets

Total decrease in net assets	(19,086,258)	(30,370,841)
Beginning of year	97,415,385	127,786,226

End of year	$78,329,127	$97,415,385

Financial Highlights	Global Financial Services Portfolio

	Year Ended September 30,

	2010	2009	2008	2007	2006

Total Investment Return

Total investment return	(2.30)%	(6.52)%	(34.83)%	11.91%	16.07%

Ratios to Average Net Assets

Total expenses	0.63%	0.70%	0.64%	0.71%	0.66%

Total expenses after fees waived	0.63%	0.70%	0.64%	0.71%	0.66%

Net investment income	1.75%	1.97%	2.69%	1.89%	3.62%

Supplemental Data

Net assets, end of year (000)	$78,329	$97,415	$127,786	$95,206	$96,601

Portfolio turnover	57%	75%	31%	55%	79%

See Notes to Financial Statements.

24	BLACKROCK GLOBAL FINANCIAL SERVICES FUND, INC.	SEPTEMBER 30, 2010

Notes to Financial Statements	Global Financial Services Portfolio

1. Organization and Significant Accounting Policies:

Global Financial Services Portfolio (the “Portfolio”) is a series of Global Financial Services Master LLC (the “Master LLC”). The Master LLC is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and is organized as a Delaware limited liability company. The Master LLC’s Limited Liability Company Agreement permits the Board of Directors of the Master LLC (the “Board”) to issue nontransferable interests in the Master LLC, subject to certain limitations. The Portfolio’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Portfolio:

Valuation: The Portfolio fair values its financial instruments at market value using independent dealers or pricing services under policies approved by the Board. Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid price. If no bid price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security. Investments in open-end investment companies are valued at net asset value each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

The Portfolio values its investments in BlackRock Liquidity Series, LLC Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the net assets of the underlying fund. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments will follow the parameters of investments by a money market fund that is subject to Rule 2a-7 promulgated by the SEC under the 1940 Act. The Portfolio may withdraw up to 25% of its investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or is not available, the investment will be valued in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor and/or the sub-advisor seeks to determine the price that the Portfolio might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the New York Stock Exchange (“NYSE”). Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Portfolio’s net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such instruments, those instruments may be Fair Value Assets and be valued at their fair values, as determined in good faith by the investment advisor using a pricing service and/or policies approved by the Board. Each business day, the Portfolio uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and OTC options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

Securities and other assets and liabilities denominated in foreign currencies are translated into US dollars using exchange rates determined as of the close of business on the NYSE. Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

Foreign Currency Transactions: The Portfolio’s books and records are maintained in US dollars. Purchases and sales of investments are recorded at the rates of exchange prevailing on the date the transactions are entered into. Generally, when the US dollar rises in value against foreign currency, the Portfolio’s investments denominated in that currency will lose value because its currency is worth fewer US dollars; the opposite effect occurs if the US dollar falls in relative value.

BLACKROCK GLOBAL FINANCIAL SERVICES FUND, INC.	SEPTEMBER 30, 2010	25

Notes to Financial Statements (continued)	Global Financial Services Portfolio

The Portfolio reports foreign currency related transactions as components of realized gain (loss) for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that the Portfolio either delivers collateral or segregates assets in connection with certain investments (e.g., foreign currency exchange contracts) the Portfolio will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or other liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party has requirements to deliver/deposit securities as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Portfolio has determined the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization of premium and accretion of discount on debt securities, is recognized on the accrual basis.

Securities Lending: The Portfolio may lend securities to financial institutions that provide cash as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Portfolio and any additional required collateral is delivered to the Portfolio on the next business day. Securities lending income, as disclosed in the Statement of Operations, represents the income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the securities lending agent. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Portfolio could experience delays and costs in gaining access to the collateral. The Portfolio also could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

Income Taxes: The Portfolio is disregarded as an entity separate from its owner for tax purposes. As such, the owner of the Portfolio is treated as the owner of the net assets, income, expenses and realized and unrealized gains and losses of the Portfolio. Therefore, no federal tax provision is required. It is intended that the Portfolio’s assets will be managed so the owner of the Portfolio can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest.

Other: Expenses directly related to the Portfolio are charged to the Portfolio. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. The Portfolio has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which if applicable are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

2. Derivative Financial Instruments:

The Portfolio may engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Portfolio and to economically hedge, or protect, its exposure to certain risks such as foreign currency exchange rate risk. These contracts may be transacted on an exchange or OTC. Losses may arise if the value of the contract decreases due to an unfavorable change in the market rate or values of the underlying instrument or if the counterparty does not perform under the contract. The Portfolio’s maximum risk of loss from counterparty credit risk on OTC derivatives is generally the aggregate unrealized gain netted against any collateral pledged by/posted to the counterparty.

The Portfolio may mitigate counterparty risk by procuring collateral and through netting provisions included within an International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreement implemented between the Portfolio and each of its respective counterparties. The ISDA Master Agreement allows the Portfolio to offset with each separate counterparty certain derivative financial instrument’s payables and/or receivables with collateral held with each separate counterparty. The amount of collateral moved to/from applicable counterparties is generally based upon minimum transfer amounts of up to $500,000. To the extent amounts due to the Portfolio from its counterparties are not fully collateralized contractually or otherwise, the Portfolio bears the risk of loss from counterparty non-performance. See Note 1 “Segregation and Collateralization” for

26	BLACKROCK GLOBAL FINANCIAL SERVICES FUND, INC.	SEPTEMBER 30, 2010

Notes to Financial Statements (continued)	Global Financial Services Portfolio

information with respect to collateral practices. In addition, the Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor its obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Portfolio’s net assets decline by a stated percentage or the Portfolio fails to meet the terms of its ISDA Master Agreements, which would cause the Portfolio to accelerate payment of any net liability owed to the counterparty.

Foreign Currency Exchange Contracts: The Portfolio enters into foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to foreign currencies (foreign currency exchange rate risk). A foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Foreign currency exchange contracts, when used by the Portfolio, help to manage the overall exposure to the currency backing some of the investments held by the Portfolio. The contract is marked-to-market daily and the change in market value is recorded by the Portfolio as an unrealized gain or loss. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of foreign currency exchange contracts involves the risk that the value of a foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies and the risk that a counterparty to the contract does not perform its obligations under the agreement.

Derivative Instruments Categorized by Risk Exposure:

Fair Value of Derivative Instruments as of September 30, 2010

Liability Derivatives

	Statement of Assets and Liabilities Location	Value

Foreign currency exchange contracts	Unrealized depreciation on foreign currency exchange contracts	$ 10

The Effect of Derivative Instruments on the Statement of Operations Year Ended September 30, 2010

Net Realized
Loss from

Foreign Currency
Transactions

Foreign currency exchange contracts	$ (127,693)

Net Change in
Unrealized
Appreciation/
Depreciation on

Foreign Currency
Transactions

Foreign currency exchange contracts	$ 4,232

For the year ended September 30, 2010, the average quarterly balance of outstanding derivative financial instruments was as follows:

Foreign currency exchange contracts:
Average number of contracts — US dollars purchased	2
Average US dollar amounts purchased	$19,582

3. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”), Bank of America Corporation (“BAC”) and Barclays Bank PLC (“Barclays”) are the largest stockholders of BlackRock, Inc. (“BlackRock”). Due to the ownership structure, PNC is an affiliate of the Portfolio for 1940 Act purposes, but BAC and Barclays are not.

The Master LLC entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Portfolio’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Portfolio’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Portfolio. For such services, the Portfolio pays the Manager a monthly fee at an annual rate of 0.40% of the Portfolio’s average daily net assets.

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Portfolio pays to the Manager indirectly through the Portfolio’s investment in affiliated money market funds; however, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid through the Portfolio’s investment in other affiliated investment companies, if any. This amount is shown as fees waived by advisor in the Statement of Operations.

The Manager entered into sub-advisory agreements with BlackRock International Limited (“BIL”) and BlackRock Investment Management, LLC (“BIM”), affiliates of the Manager, under which the Manager pays BIL and BIM for services they provide, a monthly fee that is a percentage of the investment advisory fees paid by the Portfolio to the Manager.

For the year ended September 30, 2010, the Portfolio reimbursed the Manager $1,673 for certain accounting services, which is included in accounting services in the Statement of Operations.

The Master LLC received an exemptive order from the SEC permitting it, among other things, to pay an affiliated securities lending agent a fee based on a share of the income derived from the securities lending activities and has retained BIM as the securities lending agent. BIM may, on behalf of the Portfolio, invest cash collateral received by the Portfolio for such loans, among other things, in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates. The market value of securities on loan and the

BLACKROCK GLOBAL FINANCIAL SERVICES FUND, INC.	SEPTEMBER 30, 2010	27

Notes to Financial Statements (concluded)	Global Financial Services Portfolio

value of the related collateral, if applicable, are shown in the Statement of Assets and Liabilities as securities loaned and collateral on securities loaned, at value, respectively. The cash collateral invested by BIM is disclosed in the Schedule of Investments, if applicable. The share of income earned by the Portfolio on such investments is shown as securities lending — affiliated in the Statement of Operations. For the year ended September 30, 2010, BIM received $185 in securities lending agent fees related to securities lending activities for the Portfolio.

Certain officers and/or directors of the Master LLC are officers and/or directors of BlackRock or its affiliates.

4. Investments:

Purchases and sales of investments, excluding short-term securities for the year ended September 30, 2010, were $46,425,005 and $61,090,087, respectively.

5. Borrowings:

The Master LLC, on behalf of the Portfolio, along with certain other funds managed by the Manager and its affiliates, is a party to a $500 million credit agreement with a group of lenders, which expires in November 2010 and was subsequently renewed until November 2011. The Portfolio may borrow under the credit agreement to fund shareholder redemptions. Effective November 2008, the credit agreement had the following terms: 0.02% upfront fee on the aggregate commitment amount which was allocated to the Portfolio based on its net assets as of October 31, 2008, a commitment fee of 0.08% per annum based on the Portfolio’s pro rata share of the unused portion of the credit agreement, which is included in miscellaneous in the Statement of Operations, and interest at a rate equal to the higher of (a) federal funds effective rate and (b) reserve adjusted one-month LIBOR, plus, in each case, the higher of (i) 1.50% and (ii) 50% of the CDX Index (as defined in the credit agreement) on amounts borrowed. Effective November 2009, the credit agreement was renewed with the following terms: 0.02% upfront fee on the aggregate commitment amount which was allocated to the Portfolio based on its net assets as of October 31, 2009, a commitment fee of 0.10% per annum based on the Portfolio’s pro rata share of the unused portion of the credit agreement which is included in miscellaneous in the Statement of Operations and interest at a rate equal to the higher of (a) the one-month LIBOR plus 1.25% per annum and (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed. The Portfolio did not borrow under the credit agreement during the year ended September 30, 2010.

6. Concentration, Market and Credit Risk:

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Portfolio may be exposed to counterparty credit risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may fail to or be unable to perform on its commitments. The Portfolio manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Portfolio to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Portfolio’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Portfolio’s Statement of Assets and Liabilities, less any collateral held by the Portfolio.

As of September 30, 2010, the Portfolio had the following industry classifications:

Industry	Percent of Long-Term Investments

Commercial Banks	49%
Insurance	17
Capital Markets	10
Diversified Financial Services	9
Real Estate Investment Trusts (REITs)	7
Real Estate Management & Development	5
Other	3

7. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Portfolio through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

28	BLACKROCK GLOBAL FINANCIAL SERVICES FUND, INC.	SEPTEMBER 30, 2010

Report of Independent Registered Public Accounting Firm

To the Investor and Board of Directors of Global Financial Services Master LLC:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Global Financial Services Portfolio of Global Financial Services Master LLC (the “Master LLC”) as of September 30, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Master LLC’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Master LLC is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Master LLC’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2010, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Global Financial Services Portfolio of Global Financial Services Master LLC as of September 30, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
November 24, 2010

BLACKROCK GLOBAL FINANCIAL SERVICES FUND, INC.	SEPTEMBER 30, 2010	29

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements

The Board of Directors of Global Financial Services Master LLC (the “Master LLC”) met on April 20, 2010 and May 18 – 19, 2010 to consider the approval of the Master LLC’s investment advisory agreement (the “Advisory Agreement”) with BlackRock Advisors, LLC (the “Manager”), the Master LLC’s investment advisor. The Board of Directors of the Master LLC also considered the approval of the separate sub-advisory agreements (the “Sub-Advisory Agreements”) between the Manager and BlackRock International Limited and BlackRock Investment Management, LLC (the “Sub-Advisors”), with respect to the Master LLC. BlackRock Global Financial Services Fund, Inc. (the “Fund”) is a “feeder” fund that invests all of its investable assets in the Master LLC. Accordingly, the Board of Directors of the Fund also considered the approval of the Advisory Agreement and the Sub-Advisory Agreements with respect to the Master LLC. The Manager and the Sub-Advisors are referred to herein as “BlackRock.” The Advisory Agreement and the Sub-Advisory Agreements are referred to herein as the “Agreements.” For simplicity, the Board of Directors of the Master LLC and the Board of Directors of the Fund are referred to herein collectively as the “Board,” and the members are referred to as “Board Members.”

Activities and Composition of the Board

The Board consists of thirteen individuals, eleven of whom are not “interested persons” of the Master LLC or the Fund as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Master LLC or the Fund, as pertinent, and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Co-Chairs of the Board are each Independent Board Members. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight and Contract Committee and an Executive Committee, each of which is composed of Independent Board Members (except for the Executive Committee, which also has one interested Board Member) and is chaired by Independent Board Members. The Board also has one ad hoc committee, the Joint Product Pricing Committee, which consists of Independent Board Members and directors/trustees of the boards of certain other BlackRock-managed funds, who are not “interested persons” of their respective funds.

The Agreements

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreements on an annual basis. In connection with this process, the Board assessed, among other things, the nature, scope and quality of the services provided to the Master LLC and the Fund by the personnel of BlackRock and its affiliates, including investment management, administrative and shareholder services, oversight of fund accounting and custody, marketing services and assistance in meeting applicable legal and regulatory requirements.

From time to time throughout the year, the Board, acting directly and through its committees, considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to the Master LLC, the Fund and their shareholders. Among the matters the Board considered were: (a) investment performance for one-, three- and five-year periods, as applicable, against peer funds, and applicable benchmarks, if any, as well as senior management’s and portfolio managers’ analysis of the reasons for any over performance or underperformance against its peers and/or benchmark, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Master LLC and/or the Fund for services, such as transfer agency, marketing and distribution, call center and fund accounting; (c) the Master LLC’s and/or the Fund’s operating expenses; (d) the resources devoted to and compliance reports relating to the Master LLC’s and the Fund’s investment objective, policies and restrictions, (e) the Master LLC’s and the Fund’s compliance with its respective Code of Ethics and compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of the Master LLC’s and/or the Fund’s valuation and liquidity procedures; (k) an analysis of contractual and actual management fees for products with similar investment objectives across the open-end fund, closed-end fund and institutional account product channels, as applicable; and (l) periodic updates on BlackRock’s business.

30	BLACKROCK GLOBAL FINANCIAL SERVICES FUND, INC.	SEPTEMBER 30, 2010

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements (continued)

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April 20, 2010 meeting, the Board requested and received materials specifically relating to the Agreements. The Board is engaged in a process with BlackRock to periodically review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April meeting included: (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on fees and expenses of the Master LLC and the Fund, as applicable, and the investment performance of the Fund as compared with a peer group of funds as determined by Lipper and a customized peer group selected by BlackRock (collectively, “Peers”); (b) information on the profitability of the Agreements to BlackRock and a discussion of fall-out benefits to BlackRock and its affiliates and significant shareholders; (c) a general analysis provided by BlackRock concerning investment advisory fees charged to other clients, such as institutional clients and closed-end funds, under similar investment mandates, as well as the performance of such other clients, as applicable; (d) the impact of economies of scale; (e) a summary of aggregate amounts paid by the Master LLC and/or the Fund to BlackRock; (f) sales and redemption data regarding the Fund’s shares; and (g) if applicable, a comparison of management fees to similar BlackRock open-end funds, as classified by Lipper.

At an in-person meeting held on April 20, 2010, the Board reviewed materials relating to its consideration of the Agreements. As a result of the discussions that occurred during the April 20, 2010 meeting, the Board presented BlackRock with questions and requests for additional information and BlackRock responded to these requests with additional written information in advance of the May 18 – 19, 2010 Board meeting.

At an in-person meeting held on May 18 – 19, 2010, the Board of the Master LLC, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and the Master LLC and the Sub-Advisory Agreements between the Manager and each of the Sub-Advisors with respect to the Master LLC, each for a one-year term ending June 30, 2011. The Board of the Fund, including the Independent Board Members, also considered the continuation of the Agreements and found the Agreements to be satisfactory. In approving the continuation of the Agreements, the Board considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Master LLC, the Fund and BlackRock; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with the Master LLC and the Fund; (d) economies of scale; and (e) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to the distribution of Fund shares, services related to the valuation and pricing of portfolio holdings of the Master LLC, direct and indirect benefits to BlackRock and its affiliates and significant shareholders from their relationship with the Master LLC and the Fund and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as controlling, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the Fund. Throughout the year, the Board compared the Fund’s performance to the performance of a comparable group of mutual funds, and the performance of a relevant benchmark, if any. The Board met with BlackRock’s senior management personnel responsible for investment operations, including the senior investment officers. The Board also reviewed the materials provided by the portfolio management team discussing performance and the investment objective, strategies and outlook.

The Board considered, among other factors, the number, education and experience of BlackRock’s investment personnel generally and the Master LLC’s portfolio management team, investments by portfolio managers in the funds they manage, BlackRock’s portfolio trading capabilities, BlackRock’s use of technology, BlackRock’s commitment to compliance, BlackRock’s credit analysis capabilities, BlackRock’s risk analysis capabilities and BlackRock’s approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also reviewed a general description of BlackRock’s compensation structure with respect to the Master LLC’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent.

In addition to advisory services, the Board considered the quality of the administrative and non-investment advisory services provided to the Master LLC and the Fund. BlackRock and its affiliates and significant shareholders provide the Master LLC and the Fund with certain administrative, transfer agency, shareholder and other services (in addition to any such services provided to the Master LLC and the Fund by third parties) and officers and other personnel as are necessary for the operations of the Master LLC and the Fund. In addition to investment advisory services, BlackRock and its affiliates provide the Master LLC and the Fund with other services, including: (i) preparing disclosure documents, such as the prospectus, the statement of additional information and periodic shareholder reports; (ii) assisting with daily accounting and pricing; (iii) overseeing and coordinating the activities of other service providers;

BLACKROCK GLOBAL FINANCIAL SERVICES FUND, INC.	SEPTEMBER 30, 2010	31

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements (continued)

(iv) organizing Board meetings and preparing the materials for such Board meetings; (v) providing legal and compliance support; and (vi) performing other administrative functions necessary for the operation of the Master LLC and the Fund, such as tax reporting, fulfilling regulatory filing requirements, and call center services. The Board reviewed the structure and duties of BlackRock’s fund administration, accounting, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Master LLC, the Fund and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of the Master LLC and the Fund, as applicable. The Board noted that the Master LLC’s investment results correspond directly to the investment results of the Fund. In preparation for the April 20, 2010 meeting, the Board was provided with reports, independently prepared by Lipper, which included a comprehensive analysis of the Fund’s performance. The Board also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various factors that affect Lipper’s rankings. In connection with its review, the Board received and reviewed information regarding the investment performance of the Fund as compared to a representative group of similar funds as determined by Lipper and to all funds in the Fund’s applicable Lipper category and customized peer group selected by BlackRock. The Board was provided with a description of the methodology used by Lipper to select peer funds. The Board regularly reviews the performance of the Master LLC and the Fund, as applicable, throughout the year. The Board attaches more importance to performance over relatively long periods of time, typically three to five years.

The Board noted that, in general, the Fund performed better than its Peers in that the Fund’s performance was at or above the median of its Customized Lipper Peer Group in each of the one-, three- and five-year periods reported.

C. Consideration of the Advisory Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Master LLC and the Fund: The Board, including the Independent Board Members, reviewed the Master LLC’s contractual advisory fee rate compared with the other funds in the Fund’s Lipper category. It also compared the Fund’s total expenses, as well as actual management fees, to those of other funds in its Lipper category. The Board considered the services provided and the fees charged by BlackRock to other types of clients with similar investment mandates, including separately managed institutional accounts.

The Board received and reviewed statements relating to BlackRock’s financial condition and profitability with respect to the services it provided the Master LLC and the Fund. The Board was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Master LLC and the Fund. The Board reviewed BlackRock’s profitability with respect to the Master LLC and the Fund, as applicable, and other funds the Board currently oversees for the year ended December 31, 2009 compared to available aggregate profitability data provided for the year ended December 31, 2008. The Board reviewed BlackRock’s profitability with respect to other fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, expense allocations and business mix, and the difficulty of comparing profitability as a result of those factors.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. Nevertheless, to the extent such information was available, the Board considered BlackRock’s operating margin, in general, compared to the operating margin for leading investment management firms whose operations include advising open-end funds, among other product types. That data indicates that operating margins for BlackRock with respect to its registered funds are generally consistent with margins earned by similarly situated publicly traded competitors. In addition, the Board considered, among other things, certain third party data comparing BlackRock’s operating margin with that of other publicly traded asset management firms. That third party data indicates that larger asset bases do not, in themselves, translate to higher profit margins.

In addition, the Board considered the cost of the services provided to the Master LLC and the Fund by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of the Master LLC and the Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs to the management of the Master LLC and the Fund. The Board also considered whether BlackRock has the financial resources necessary to attract and retain high-quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board.

The Board noted that the Fund’s contractual advisory fee rate was lower than or equal to the median contractual advisory fee rate paid by the Fund’s Peers, in each case before taking into account any expense reimbursements or fee waivers.

32	BLACKROCK GLOBAL FINANCIAL SERVICES FUND, INC.	SEPTEMBER 30, 2010

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements (concluded)

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Master LLC and the Fund increase. The Board also considered the extent to which the Master LLC and the Fund benefit from such economies and whether there should be changes in the advisory fee rate or structure in order to enable the Master LLC and the Fund to participate in these economies of scale, for example through the use of breakpoints in the advisory fee based upon the asset level of the Master LLC.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates and significant shareholders may derive from their respective relationships with the Master LLC and the Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates and significant shareholders as service providers to the Master LLC and the Fund, including for administrative, transfer agency and distribution services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain mutual fund transactions to assist in managing all or a number of its other client accounts. The Board further noted that BlackRock completed the acquisition of a complex of exchange-traded funds (“ETFs”) on December 1, 2009, and that BlackRock’s funds may invest in such ETFs without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that the Fund’s and/or the Master LLC’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

The Board of the Master LLC, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and the Master LLC for a one-year term ending June 30, 2011 and the separate Sub-Advisory Agreements between the Manager and each Sub-Advisor, with respect to the Master LLC, for a one-year term ending June 30, 2011. As part of its approval, the Board of the Master LLC considered the discussions of BlackRock’s fee structure, as it applies to the Master LLC, being conducted by the ad hoc Joint Product Pricing Committee. Based upon its evaluation of all of the aforementioned factors in their totality, the Board of the Master LLC, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of the Master LLC and its shareholders. The Board of the Fund, including the Independent Board Members, also considered the continuation of the Agreements with respect to the Master LLC and found the Agreements to be satisfactory. In arriving at a decision to approve the Agreements, the Board of the Master LLC did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for the Master LLC reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. Certain aspects of the arrangements may be the subject of more attention in some years than in others, and the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

BLACKROCK GLOBAL FINANCIAL SERVICES FUND, INC.	SEPTEMBER 30, 2010	33

Officers and Directors

Name, Address and Year of Birth	Position(s) Held with Fund/ Master LLC	Length of Time Served as a Director[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships

Non-Interested Directors[1]

Ronald W. Forbes 55 East 52nd Street New York, NY 10055 1940	Director and Co-Chair of the Board of Directors	Since 1999	Professor Emeritus of Finance, School of Business, State University of New York at Albany since 2000.	36 RICs consisting of 95 Portfolios	None

Rodney D. Johnson 55 East 52nd Street New York, NY 10055 1941	Director and Co-Chair of the Board of Directors	Since 2007

President, Fairmount Capital Advisors, Inc. since 1987; Director, Fox Chase Cancer Center since 2004; Member of the Archdiocesan Investment Committee of the Archdiocese of Philadelphia since 2004; Director, The Committee of Seventy (civic) since 2006.

				36 RICs consisting of 95 Portfolios	None

David O. Beim 55 East 52nd Street New York, NY 10055 1940	Director	Since 2007

Professor of Finance and Economics at the Columbia University Graduate School of Business since 1991; Trustee, Phillips Exeter Academy since 2002; Chairman, Wave Hill Inc. (public garden and cultural center) from 1990 to 2006.

				36 RICs consisting of 95 Portfolios	None

Dr. Matina S. Horner 55 East 52nd Street New York, NY 10055 1939	Director	Since 2007	Executive Vice President of Teachers Insurance and Annuity Association and College Retirement Equities Fund from 1989 to 2003.	36 RICs consisting of 95 Portfolios	NSTAR (electric and gas utility)

Herbert I. London 55 East 52nd Street New York, NY 10055 1939	Director and Member of the Audit Committee	Since 2007

Professor Emeritus, New York University since 2005; John M. Olin Professor of Humanities, New York University from 1993 to 2005 and Professor thereof from 1980 to 2005; President, Hudson Institute (policy research organization) since 1997 and Trustee thereof since 1980; Chairman of the Board of Trustees for Grantham University since 2006; Director, InnoCentive, Inc. (strategic solutions company) since 2005; Director, Cerego, LLC (software development and design) since 2005.

				36 RICs consisting of 95 Portfolios	AIMS Worldwide, Inc. (marketing)

Cynthia A. Montgomery 55 East 52nd Street New York, NY 10055 1952	Director	Since 1999	Professor, Harvard Business School since 1989; Director, Harvard Business School Publishing since 2005; Director, McLean Hospital since 2005.	36 RICs consisting of 95 Portfolios	Newell Rubbermaid, Inc. (manufacturing)

Joseph P. Platt, Jr. 55 East 52nd Street New York, NY 10055 1947	Director	Since 2007

Director, The West Penn Allegheny Health System (a not-for-profit health system) since 2008; Director, Jones and Brown (Canadian insurance broker) since 1998; General Partner, Thorn Partners, LP (private investment) since 1998; Partner, Amarna Corporation, LLC (private investment company) from 2002 to 2008.

				36 RICs consisting of 95 Portfolios	Greenlight Capital Re, Ltd (reinsurance company); WQED Multi-Media (public broadcasting not-for-profit)

Robert C. Robb, Jr. 55 East 52nd Street New York, NY 10055 1945	Director	Since 2007	Partner, Lewis, Eckert, Robb and Company (management and financial consulting firm) since 1981.	36 RICs consisting of 95 Portfolios	None

Toby Rosenblatt 55 East 52nd Street New York, NY 10055 1938	Director	Since 2007

President, Founders Investments Ltd. (private investments) since 1999; Director, College Access Foundation of California (philanthropic foundation) since 2009; Director, Forward Management, LLC since 2007; Director, The James Irvine Foundation (philanthropic foundation) from 1998 to 2008.

				36 RICs consisting of 95 Portfolios	A.P. Pharma, Inc. (specialty pharmaceuticals)

34	BLACKROCK GLOBAL FINANCIAL SERVICES FUND, INC.	SEPTEMBER 30, 2010

Officers and Directors (continued)

Name, Address and Year of Birth	Position(s) Held with Fund/ Master LLC	Length of Time Served as a Director[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships

Non-Interested Directors[1] (concluded)

Kenneth L. Urish 55 East 52nd Street New York, NY 10055 1951	Director and Chair of the Audit Committee	Since 2007

Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Member of External Advisory Board, The Pennsylvania State University Accounting Department since 2001; Trustee, The Holy Family Foundation since 2001; Committee Member, Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants from 2007 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007.

				36 RICs consisting of 95 Portfolios	None

Frederick W. Winter 55 East 52nd Street New York, NY 10055 1945	Director and Member of the Audit Committee	Since 2007

Professor and Dean Emeritus of the Joseph M. Katz School of Business, University of Pittsburgh since 2005 and Dean thereof from 1997 to 2005; Director, Alkon Corporation (pneumatics) since 1992; Director, Tippman Sports (recreation) since 2005; Director, Indotronix International (IT services) from 2004 to 2008.

				36 RICs consisting of 95 Portfolios	None

[1]	Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

[2]

Date shown is the earliest date a person has served as a Director of the Fund/Master LLC covered by this annual report. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Directors as joining the Fund’s/Master LLC’s board in 2007, each Director first became a member of the board of other legacy MLIM or legacy BlackRock funds as follows: David O. Beim, 1998; Ronald W. Forbes, 1977; Dr. Matina S. Horner, 2004; Rodney D. Johnson, 1995; Herbert I. London, 1987; Cynthia A. Montgomery, 1994; Joseph P. Platt, Jr., 1999; Robert C. Robb, Jr., 1999; Toby Rosenblatt, 2005; Kenneth L. Urish, 1999; and Frederick W. Winter, 1999.

Interested Directors[3]

Richard S. Davis 55 East 52nd Street New York, NY 10055 1945	Director	Since 2007

Managing Director, BlackRock, Inc. since 2005; Chief Executive Officer, State Street Research & Management Company from 2000 to 2005; Chairman of the Board of Trustees, State Street Research Mutual Funds from 2000 to 2005.

			169 RICs consisting of 290 Portfolios	None

Henry Gabbay 55 East 52nd Street New York, NY 10055 1947	Director	Since 2007

Consultant, BlackRock, Inc. from 2007 to 2008; Managing Director, BlackRock, Inc. from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Bond Allocation Target Shares from 2005 to 2007 and Treasurer of certain closed-end Funds in the BlackRock fund complex from 1989 to 2006.

			169 RICs consisting of 290 Portfolios	None

[3]

Mr. Davis is an “interested person” as defined in the 1940 Act, of the Fund/Master LLC based on his position with BlackRock, Inc. and its affiliates. Mr. Gabbay is an “interested person” of the Fund/Master LLC based on his former positions with BlackRock, Inc. and its affiliates as well as his ownership of BlackRock, Inc. and The PNC Financial Services Group, Inc. securities. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. The Board has approved one-year extensions in terms of Directors who turn 72 prior to December 31, 2013.

BLACKROCK GLOBAL FINANCIAL SERVICES FUND, INC.	SEPTEMBER 30, 2010	35

Officers and Directors (concluded)

Name, Address and Year of Birth	Position(s) Held with Fund/ Master LLC	Length of Time Served	Principal Occupation(s) During Past Five Years

Fund/Master LLC Officers[1]

John M. Perlowski 55 East 52nd Street New York, NY 10055 1964	President and Chief Executive Officer	Since 2010

Managing Director of BlackRock, Inc. since 2009; Global Head of BlackRock Fund Administration since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009.

Jeffrey Holland, CFA 55 East 52nd Street New York, NY 10055 1971	Vice President	Since 2009

Managing Director of BlackRock, Inc. since 2010; Director of BlackRock, Inc. from 2006 to 2009; Chief Operating Officer of BlackRock’s US Retail Group since 2009; Co-head of Product Development and Management for BlackRock’s US Retail Group from 2007 to 2009; Product Manager of Raymond James & Associates from 2003 to 2006.

Brendan Kyne 55 East 52nd Street New York, NY 10055 1977	Vice President	Since 2009

Managing Director of BlackRock, Inc. since 2010; Director of BlackRock, Inc. from 2008 to 2009; Head of Product Development and Management for BlackRock’s US Retail Group since 2009, co-head thereof from 2007 to 2009; Vice President of BlackRock, Inc. from 2005 to 2008.

Brian Schmidt 55 East 52nd Street New York, NY 10055 1958	Vice President	Since 2009

Managing Director of BlackRock, Inc. since 2004; Various positions with US Trust Company from 1991 to 2003 including Director from 2001 to 2003 and Senior Vice President from 1998 to 2003; Vice President, Chief Financial Officer and Treasurer of Excelsior Funds, Inc., Excelsior Tax-Exempt Funds, Inc. and Excelsior Funds Trust from 2001 to 2003.

Neal Andrews 55 East 52nd Street New York, NY 10055 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock, Inc. since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (US) Inc. from 1992 to 2006.

Jay Fife 55 East 52nd Street New York, NY 10055 1970	Treasurer	Since 2007

Managing Director of BlackRock, Inc. since 2007; Director of BlackRock, Inc. in 2006; Assistant Treasurer of the Merrill Lynch Investment Managers, L.P. (“MLIM”) and Fund Asset Management, L.P.-advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.

Brian Kindelan 55 East 52nd Street New York, NY 10055 1959	Chief Compliance Officer	Since 2007	Chief Compliance Officer of the BlackRock-advised funds since 2007; Managing Director and Senior Counsel of BlackRock, Inc. since 2005.

Howard Surloff 55 East 52nd Street New York, NY 10055 1965	Secretary	Since 2007	Managing Director and General Counsel of US Funds at BlackRock, Inc. since 2006; General Counsel (US) of Goldman Sachs Asset Management, L.P. from 1993 to 2006.

1	Officers of the Fund/Master LLC serve at the pleasure of the Board.

Further information about the Fund’s Officers and Directors is available in the Fund’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Investment Advisor
BlackRock Advisors, LLC
Wilmington, DE 19809

Sub-Advisors
BlackRock Investment
Management, LLC
Plainsboro, NJ 08536

BlackRock International
Limited
Edinburgh, Scotland
United Kingdom EH38JB

Custodian
Brown Brothers Harriman & Co.
Boston, MA 02109

Transfer Agent
BNY Mellon Investment
Servicing (US) Inc.
Wilmington, DE 19809

Accounting Agent
State Street Bank and
Trust Company
Princeton, NJ 08540

Distributor
BlackRock Investments, LLC
New York, NY 10022

Legal Counsel
Sidley Austin LLP
New York, NY 10019

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
Princeton, NJ 08540

Address of the Fund
100 Bellevue Parkway
Wilmington, DE 19809

Effective September 24, 2010, John M. Perlowski became President and Chief Executive Officer of the Fund/Master LLC.

36	BLACKROCK GLOBAL FINANCIAL SERVICES FUND, INC.	SEPTEMBER 30, 2010

Additional Information

General Information

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Fund’s website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund’s electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1)	Access the BlackRock website at http://www.blackrock.com/edelivery

2)	Select “eDelivery” under the “More Information” section

3)	Log into your account

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call (800) 441-7762.

Availability of Quarterly Portfolio Schedule

The Fund/Portfolio files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s/Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Fund’s/Portfolio’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund/Portfolio uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund/Portfolio voted proxies relating to securities held in the Fund’s/Portfolio’s portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BLACKROCK GLOBAL FINANCIAL SERVICES FUND, INC.	SEPTEMBER 30, 2010	37

Additional Information (concluded)

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

38	BLACKROCK GLOBAL FINANCIAL SERVICES FUND, INC.	SEPTEMBER 30, 2010

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds

BlackRock All-Cap Energy & Resources Portfolio
BlackRock Asset Allocation Portfolio†
BlackRock Balanced Capital Fund†
BlackRock Basic Value Fund
BlackRock Capital Appreciation Fund
BlackRock Energy & Resources Portfolio
BlackRock Equity Dividend Fund
BlackRock EuroFund
BlackRock Focus Growth Fund
BlackRock Focus Value Fund
BlackRock Global Allocation Fund†
BlackRock Global Dynamic Equity Fund
BlackRock Global Emerging Markets Fund
BlackRock Global Financial Services Fund
BlackRock Global Growth Fund
BlackRock Global Opportunities Portfolio
BlackRock Global SmallCap Fund
BlackRock Health Sciences Opportunities Portfolio
BlackRock Healthcare Fund
BlackRock Index Equity Portfolio*
BlackRock International Fund
BlackRock International Index Fund
BlackRock International Opportunities Portfolio
BlackRock International Value Fund
BlackRock Large Cap Core Fund
BlackRock Large Cap Core Plus Fund
BlackRock Large Cap Growth Fund
BlackRock Large Cap Value Fund
BlackRock Latin America Fund
BlackRock Mid-Cap Growth Equity Portfolio
BlackRock Mid-Cap Value Equity Portfolio
BlackRock Mid Cap Value Opportunities Fund
BlackRock Natural Resources Trust
BlackRock Pacific Fund
BlackRock Science & Technology Opportunities Portfolio
BlackRock Small Cap Core Equity Portfolio
BlackRock Small Cap Growth Equity Portfolio
BlackRock Small Cap Growth Fund II
BlackRock Small Cap Index Fund
BlackRock Small/Mid-Cap Growth Portfolio
BlackRock S&P 500 Index Fund
BlackRock S&P 500 Stock Fund
BlackRock U.S. Opportunities Portfolio
BlackRock Utilities and Telecommunications Fund
BlackRock Value Opportunities Fund
BlackRock World Gold Fund

Fixed Income Funds

BlackRock Bond Index Fund
BlackRock Bond Portfolio
BlackRock Emerging Market Debt Portfolio
BlackRock Floating Rate Income Portfolio
BlackRock GNMA Portfolio
BlackRock Global Dividend Income Portfolio†
BlackRock Government Income Portfolio
BlackRock High Income Fund
BlackRock High Yield Bond Portfolio
BlackRock Income Portfolio†
BlackRock Inflation Protected Bond Portfolio
BlackRock Intermediate Government Bond Portfolio
BlackRock International Bond Portfolio
BlackRock Long Duration Bond Portfolio
BlackRock Low Duration Bond Portfolio
BlackRock Managed Income Portfolio
BlackRock Multi-Sector Bond Portfolio
BlackRock Short-Term Bond Fund
BlackRock Strategic Income Opportunities Portfolio
BlackRock Total Return Fund
BlackRock Total Return Portfolio II
BlackRock World Income Fund

Municipal Bond Funds

BlackRock AMT-Free Municipal Bond Portfolio
BlackRock California Municipal Bond Fund
BlackRock High Yield Municipal Fund
BlackRock Intermediate Municipal Fund
BlackRock Kentucky Municipal Bond Portfolio
BlackRock Municipal Insured Fund
BlackRock National Municipal Fund
BlackRock New Jersey Municipal Bond Fund
BlackRock New York Municipal Bond Fund
BlackRock Ohio Municipal Bond Portfolio
BlackRock Pennsylvania Municipal Bond Fund
BlackRock Short-Term Municipal Fund

Target Risk & Target Date Funds†

BlackRock Prepared Portfolios
Conservative Prepared Portfolio
Moderate Prepared Portfolio
Growth Prepared Portfolio
Aggressive Growth Prepared Portfolio

BlackRock Lifecycle Prepared Portfolios
2015
2020
2025
2030
2035
2040
2045
2050

BlackRock LifePath Portfolios
Retirement
2020
2025
2030
2035
2040
2045
2050
2055

*	See the prospectus for information on specific limitations on investments in the fund.

†	Mixed asset fund.

BlackRock mutual funds are currently distributed by BlackRock Investments, LLC. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at www.blackrock.com or by calling (800) 441-7762 or from your financial advisor. The prospectus should be read carefully before investing.

BLACKROCK GLOBAL FINANCIAL SERVICES FUND, INC.	SEPTEMBER 30, 2010	39

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change. Please see the Fund’s prospectus for a description of risks associated with global investments.

#GFSF-9/10

Item 2 –

Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 –

Audit Committee Financial Expert – The registrant’s board of directors or trustees, as applicable (the “board of directors”), has determined that (i) the registrant has the following audit committee financial expert serving on its audit committee and (ii) each audit committee financial expert is independent:

Kenneth L. Urish

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4 –	Principal Accountant Fees and Services

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End

BlackRock Global Financial Services Fund, Inc.	$6,800	$6,800	$0	$0	$6,100	$10,056	$16	$1,028
Global Financial Services Master LLC	$25,500	$25,500	$0	$0	$0	$0	$0	$0

1 The nature of the services include assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

2 The nature of the services include tax compliance, tax advice and tax planning.

3 The nature of the services include a review of compliance procedures and attestation thereto.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The registrant’s audit committee (the “Committee”) has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant’s affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC’s auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operation or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed

$10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) Affiliates’ Aggregate Non-Audit Fees:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End

BlackRock Global Financial Services Fund, Inc.	$16,893	$413,584
Global Financial Services Master LLC	$10,777	$402,500

(h) The registrant’s audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any non-affiliated sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by the registrant’s investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Regulation S-X Rule 2-01(c)(7)(ii) – $10,777, 0%

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –

Submission of Matters to a Vote of Security Holders – The registrant’s Nominating and Governance Committee will consider nominees to the board of directors recommended by shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations which include biographical information and set forth the qualifications of the proposed nominee to the registrant’s Secretary. There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

11(a) –

The registrant’s principal executive and principal financial officers or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

11(b) –

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

12(a)(1) –	Code of Ethics – See Item 2

12(a)(2) –	Certifications – Attached hereto

12(a)(3) –	Not Applicable

12(b) –	Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Global Financial Services Fund, Inc. and Global Financial Services Master LLC

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer of
BlackRock Global Financial Services Fund, Inc. and Global Financial Services Master LLC

Date: December 1, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Global Financial Services Fund, Inc. and Global Financial Services Master LLC

Date: December 1, 2010

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Global Financial Services Fund, Inc. and Global Financial Services Master LLC

Date: December 1, 2010